Exhibit 10.20
AMENDMENT NO. 4 TO THE SHAREHOLDERS’ AGREEMENT
This AMENDMENT NO.4 TO THE SHAREHOLDERS’ AGREEMENT (“Amendment No. 4”) is entered into and effective this 1st day of December 2020 (the “Amendment No. 4 Effective Date”) by and between:
ROWAN REX LIMITED (“Rowan”), a limited company duly organized and existing under the laws of the British Overseas Territory of the Cayman Islands;
SAUDI ARAMCO ROWAN OFFSHORE DRILLING COMPANY (the “Company”), a limited liability company duly organized and existing under the laws of the Kingdom of Saudi Arabia; and
MUKAMALA OIL FIELD SERVICES LIMITED, a limited liability company duly organized and existing under the laws of the Kingdom of Saudi Arabia (“Mukamala” and, together with Rowan and Company, referred to herein individually as the “Party” and collectively as the “Parties”).
WHEREAS
(A)Rowan and Saudi Aramco Development Company (“SADCO”) entered into the Shareholders’ Agreement dated November 21, 2016 (referred to herein, together with any subsequently executed amendments, as the “Agreement”) in order to form and manage Saudi Aramco Rowan Offshore Drilling Company (“Company”) as a 50/50 joint venture which owns, operates and manages offshore drilling rigs in the Kingdom of Saudi Arabia and provides services as a contracting company in accordance with the rules and requirements of the Kingdom of Saudi Arabia;
(B)the Company acceded to the Agreement on May 25, 2017;
(C)SADCO transferred ownership of its shareholder interest in the Company to Mukamala on June 28, 2018; and
(D)the Parties wish to enter into this Amendment No. 4 in order to amend the Agreement to reflect that:
(1)the Company will perform an annual financial analysis of the BBC (as defined in this Amendment No. 4) for each Leased Rig in order to determine the Actual Lease Rate (as defined in this Amendment No. 4) payable by the Company to Rowan for the Leased Rigs and a final accounting for each BBC, following its termination, reconciling the “Aggregate Paid-In BBC Revenue” and the “Aggregate Actual BBC Revenue” (each as defined in this Amendment No. 4); and
(2)the Company’s Board of Managers will meet at least two (2) times per year rather than four (4) times per year in order to make the Agreement consistent with the Amended and Restated Articles of Association.

IT IS AGREED THAT
1.DEFINITIONS AND INTERPRETATION
1.1    In this Amendment No. 4, unless defined herein or the context otherwise requires, capitalized terms shall have the meaning ascribed thereto under the Agreement.
2.AMENDMENT OF ARTICLE 3.4 OF SCHEDULE 4
2.1    As of the Amendment No. 4 Effective Date, the Parties wish to amend the Agreement by adding the following text to the end of Article 3.4 of Schedule 4:
(c)    If the Company requires one or more additional rigs as described in Paragraph 3.4(a) of this Schedule 4 and Rowan agrees to lease any such rigs to the Company, then Rowan (or its Affiliate who owns such rig) and the Company will enter into a bareboat charter agreement (the “BBC”) for each such additional rig (each such additional rig being a Leased Rig under the Agreement).
(d)    As contemplated by Paragraph 3.4(a) of this Schedule 4, each BBC will specify the Lease Rate payable by the Company to Rowan during the term of the BBC (the “BBC Lease Rate”).
(e)    Further to, and without prejudice to Paragraph 3.4(a) of this Schedule 4, in determining the BBC Lease Rate, Rowan and the Company will estimate the applicable Revenue, OPEX and G&A during the term of the BBC. As a result, the BBC Lease Rate will be an estimate of the actual Lease Rate (as defined in Article 3.4(b) of this Schedule
(f)    With respect to each BBC in effect at the end of each calendar year, the Company will perform, within sixty (60) days of the end of such calendar year, a financial analysis (referred to individually as the “Financial Analysis” and collectively as the “Financial Analyses”) which calculates the Lease Rate of each Leased Rig for the preceding calendar year in accordance with Article 3.4(b) of this Schedule 4 (the “Actual Lease Rate”). The Company will provide a copy of each Financial Analysis to Rowan and Mukamala.
(g)    Within sixty (60) days of the termination of each BBC, the Company will perform:
(1)a Financial Analysis for the final calendar year of the BBC up through the date of such termination; and
(2)a final accounting statement (the “FAS”) which aggregates the Financial Analyses related to the BBC and shows:
(A) the total amount of revenue which the Company paid to Rowan in connection with the applicable BBC based on the BBC Lease Rate for the Leased Rig (the “Aggregate Paid-In BBC Revenue”); and

(B) the total amount of revenue which the Company should have paid to Rowan in connection with the applicable BBC based on the Actual Lease Rate for the Leased Rig (the “Aggregate Actual BBC Revenue”).
The Company will provide a copy of each FAS to Rowan and Mukamala.
(h)    Within fifteen (15) days of Rowan’s receipt of the FAS, Rowan and the Company shall exchange the applicable monetary amounts in accordance with the FAS (the “Reconciliation”). More specifically, in the event the Aggregate Paid-In BBC Revenue is greater than the Actual Aggregate BBC Revenue, Rowan will pay the Company a sum equal to the difference between the Aggregate Paid-In BBC Revenue and the Actual Aggregate BBC Revenue. In the event the Aggregate Paid-In BBC Revenue is less than the Actual Aggregate BBC Revenue, the Company will pay Rowan a sum equal to the difference between the Actual Aggregate BBC Revenue and the Aggregate Paid-In BBC Revenue.
(i)    For the avoidance of doubt, the Parties acknowledge and agree that each BBC will be considered to have terminated at the first to occur of either (i) the expiration of its primary term or (ii) such other termination. An extension of the primary term will not delay the Financial Analysis, FAS and Reconciliation. In the event a BBC is extended beyond the end of its primary term, such extension will be considered a new term for purposes of the Financial Analysis, FAS and Reconciliation.”
3.AMENDMENT OF ARTICLE 6.2 OF THE AGREEMENT
3.1    As of the Amendment No. 4 Effective Date, the Parties wish to amend the Agreement by deleting Article 6.2(a) and replacing it with the following text:
(a) “The Board of Managers shall meet at least two (2) times a Year and the meetings shall, subject to the provisions of this Agreement (including clauses 6.3(a) and 6.3(c)), be held in the Kingdom unless otherwise agreed by a resolution of the Board of Managers, provided that at least one (1) meeting of the Board of Managers shall be within three (3) months from the end of each Financial Year in order for the Board of Managers to endorse the financial statements of the Company, prepare the Board of Managers’ report, and prepare the Board of Managers’ recommendations in relation to the distribution of dividends. The Shareholders shall procure that the Board of Managers file copies of these documents with MOCI within one (1) month from the date of their preparation.”
4.GENERAL PROVISIONS
4.1    Save as amended pursuant to this Amendment No. 4, the provisions of the Agreement shall continue in full force and effect.

4.2    If there is any conflict between the terms of this Amendment No. 4 and the Agreement, this Amendment No. 4 shall prevail.
4.3    This Amendment No. 4 may be executed and delivered in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Amendment No. 4.
4.4    This Amendment No. 4 and any non-contractual rights or obligations arising out of or in connection with it shall be governed by and constructed in accordance with the laws of the Kingdom of Saudi Arabia.
[Signature pages follows]

This Amendment No. 4 has been entered into on the Amendment No. 4 Effective Date.
Rowan Rex Limited
By:    /s/ Thomas Burke
Name:    Thomas Burke
Title:    President & CEO
In the presence of:
Signature of witness    /s/ Lynn Burke
Name of witness     Lynn Burke
Address of witness     London, UK
Occupation of witness    Homemaker
Mukamala Oil Field Services Limited
By:    /s/ Mohanad M. Alamdar
Name:    Mohanad M. Alamdar
Title:    Manager
In the presence of:
Signature of witness    /s/ Abdulrahman Matsah
Name of witness     Abdulrahman Matsah
Address of witness     Dhahran, Saudi Arabia
Occupation of witness    Lawyer

Saudi Aramco Rowan Offshore Drilling Company
By:    /s/ Derek Kent
Name:    Derek Kent
Title:    CEO
In the presence of:
Signature of witness    /s/ Paul Walker
Name of witness     Paul Walker
Address of witness     35, Kinar Garden Compound, SAAR, Bahrain
Occupation of witness    Controller

This Amendment No. 4 has been entered into on the Amendment No. 4 Effective Date.
Rowan Rex Limited
By:
Name:
Title:
In the presence of:
Signature of witness
Name of witness
Address of witness
Occupation of witness
Mukamala Oil Field Services Limited
By:
Name:
Title:
In the presence of:
Signature of witness
Name of witness
Address of witness
Occupation of witness

Saudi Aramco Rowan Offshore Drilling Company
By:
Name:
Title:
In the presence of:
Signature of witness
Name of witness
Address of witness
Occupation of witness

This Amendment No. 4 has been entered into on the Amendment No. 4 Effective Date.
Rowan Rex Limited
By:
Name:
Title:
In the presence of:
Signature of witness
Name of witness
Address of witness
Occupation of witness
Mukamala Oil Field Services Limited
By:
Name:
Title:
In the presence of:
Signature of witness
Name of witness
Address of witness
Occupation of witness

Saudi Aramco Rowan Offshore Drilling Company
By:
Name:
Title:
In the presence of:
Signature of witness
Name of witness
Address of witness
Occupation of witness